UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes

On May 17, 2024, WarnerMedia Holdings, Inc. (“WMH”), a wholly-owned subsidiary of Warner Bros. Discovery, Inc. (“WBD”), completed its registered offering of €650,000,000 aggregate principal amount of its 4.302% Senior Notes due 2030 (the “2030 Notes”) and €850,000,000 aggregate principal amount of its 4.693% Senior Notes due 2033 (the “2033 Notes” and together with the 2030 Notes, the “Senior Notes”). The offering of the Senior Notes was made pursuant to WMH’s effective automatic shelf registration statement on Form S-3 (File No. 333-264453), including a prospectus, which became effective upon filing with the Securities and Exchange Commission on April 22, 2022 (the “Registration Statement”).

The Senior Notes were issued pursuant to an indenture, dated as of March 10, 2023 (the “Base Indenture”), among WMH, WBD and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture, dated as of May 17, 2024 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among WMH, WBD, Discovery Communications, LLC (“DCL”), a wholly-owned subsidiary of WBD, Scripps Networks Interactive, Inc. (“Scripps”), a wholly-owned subsidiary of WBD, Elavon Financial Services DAC, UK Branch and the Trustee. The Indenture contains certain covenants, events of default and other customary provisions. The Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees”) by WBD, DCL and Scripps (collectively, the “Guarantors”).

The 2030 Notes bear interest at a rate of 4.302% per year and will mature on January 17, 2030. Interest on the 2030 Notes is payable on January 17 of each year, beginning on January 17, 2025.

The 2033 Notes bear interest at a rate of 4.693% per year and will mature on May 17, 2033. Interest on the 2033 Notes is payable on May 17 of each year, beginning on May 17, 2025.

Prior to December 17, 2029, WMH may redeem the 2030 Notes, and prior to February 17, 2033, WMH may redeem the 2033 Notes, each in whole or in part, at any time and from time to time, at the applicable make-whole premium redemption price described in the prospectus supplement relating to the 2030 Notes and the 2033 Notes. On and after December 17, 2029, WMH may redeem the 2030 Notes, and on and after February 17, 2033, WMH may redeem the 2033 Notes, each in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the Senior Notes being redeemed, plus any accrued and unpaid interest on the Senior Notes being redeemed to, but excluding, the redemption date.

The foregoing descriptions of the Senior Notes, the Base Indenture and the Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The Base Indenture and the Supplemental Indenture, which are filed hereto as Exhibit 4.1 and Exhibit 4.2, are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

The Senior Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated as of May 14, 2024, among WMH, WBD, DCL, Scripps, and Barclays Bank PLC, Deutsche Bank AG, London Branch and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto.

Opinions regarding the legality of the Senior Notes and the Guarantees are incorporated by reference into the Registration Statement and are filed as Exhibits 5.1, 5.2 and 5.3 hereto, and consents relating to the incorporation of such opinions by reference into the Registration Statement are filed as Exhibits 23.1, 23.2 and 23.3 hereto by reference to their inclusion within Exhibits 5.1, 5.2 and 5.3, respectively.

Item 9.01	Financial Statements and Exhibits.

The exhibits (except Exhibit 104) to this Current Report on Form 8-K are incorporated by reference into the Registration Statement.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 14, 2024, among WarnerMedia Holdings, Inc., Warner Bros. Discovery, Inc., Discovery Communications, LLC, Scripps Networks Interactive, Inc., and Barclays Bank PLC, Deutsche Bank AG, London Branch and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

4.1	Base Indenture, dated as of March 10, 2023, among WarnerMedia Holdings, Inc., Warner Bros. Discovery, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to WBD’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2023).

4.2	Second Supplemental Indenture, dated as of May 17, 2024, among WarnerMedia Holdings, Inc., Warner Bros. Discovery, Inc., Discovery Communications, LLC, Scripps Networks Interactive, Inc., Elavon Financial Services DAC, UK Branch, as paying agent, and U.S. Bank Trust Company, National Association, as trustee.

5.1	Opinion of Debevoise & Plimpton LLP

5.2	Opinion of Potter Anderson & Corroon LLP

5.3	Opinion of Womble Bond Dickinson (US) LLP

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1)

23.2	Consent of Potter Anderson & Corroon LLP (contained in Exhibit 5.2)

23.3	Consent of Womble Bond Dickinson (US) LLP (contained in Exhibit 5.3)

104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer